UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

Talend S.A.

(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5-7, rue Salomon de Rothschild
Suresnes, France	92150
(Address of principal executive offices)	(Zip Code)

+33 (0) 1 46 25 06 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*

*  Not for trading, but only in connection with the listing of the American Depositary Shares on the NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 24, 2021, Talend S.A., a société anonyme organized under the laws of France (the “Company” or “Talend”), entered into Amendment No. 1 (the “Amendment”) to the Deposit Agreement dated July 28, 2016 (the “Deposit Agreement”), by and among the Company, JPMorgan Chase Bank, N.A., as depositary (the "Depositary"), and all holders from time to time of American depositary receipts (the "ADRs") issued thereunder.

The Company and the Depositary have agreed to amend the Deposit Agreement in connection with the proposed acquisition of the issued and outstanding ordinary shares, American Depositary Shares (“ADSs”), and other outstanding equity interests of the Company by Tahoe Bidco (Cayman), LLC (the “Tender Offer”), as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2021. The Amendment provides that, among other things, (i) if the Company provides the Depositary with written notice of its desire to terminate the Deposit Agreement, the Depositary shall terminate the Deposit Agreement by mailing notice of such termination to ADR holders at least 30 days prior to the date fixed in such notice for such termination; provided that the date of termination shall not be prior to the close of business on the first day after the completion of the initial cash tender offer period if the bidder in the Tender Offer has accepted for payment all of the securities (including ADSs and/or underlying ordinary shares) that have been tendered for payment on or prior to such date (if the bidder has not accepted for payment all such securities, the termination notice shall be deemed withdrawn and the Deposit Agreement shall remain in full force and effect) and (ii) if the bidder accepts for payment all of the securities that have been so tendered, then after the date fixed for termination, the Depositary and its agents will perform no further acts under the Deposit Agreement, except, (a) if the bidder has instituted a subsequent offer acceptance period for the ordinary shares underlying untendered ADSs (“Deposited Securities”) and such subsequent offer acceptance period is still open, to tender any Deposited Securities then remaining under the Deposit Agreement into the offer made by the bidder on the terms thereof, or (b) if there is no subsequent offer acceptance period for the Deposited Securities or such period has closed in accordance with its terms and the bidder has offered in writing to purchase all of the remaining Deposited Securities at a per share price at least equal to the price paid in the Tender Offer, to sell such Deposited Securities to the bidder at such price, and, in the case of (a) or (b) to hold the resulting cash received (net of applicable fees, if any) in trust for the pro rata benefit of the remaining ADS holders.

The foregoing summary description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed acquisition of Talend by Tahoe Bidco (Cayman), LLC, an exempted company incorporated under the laws of the Cayman Islands (“Parent”), Parent will commence, or will cause to be filed, a tender offer for all of the outstanding shares, American Depositary Shares, and other outstanding equity interests of Talend. The tender offer has not commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities of Talend. It is also not a substitute for the tender offer materials that Parent will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. At the time that the tender offer is commenced, Parent will file tender offer materials on Schedule TO with the SEC, and Talend will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY TALEND’S SECURITY HOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer materials and the solicitation/recommendation statement will be made available to Talend’s investors and security holders free of charge. A free copy of the tender offer materials and the solicitation/recommendation statement will also be made available to all of Talend’s investors and security holders by contacting Talend at ir@talend.com, or by visiting Talend’s website (www.talend.com). In addition, the tender offer materials and the solicitation/recommendation statement (and all other documents filed by Talend with the SEC) will be available at no charge on the SEC’s website (www.sec.gov) upon filing with the SEC. TALEND’S INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED BY PARENT OR TALEND WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER. THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER, PARENT AND TALEND.

Forward-Looking Statements

This document contains certain statements that constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the satisfaction of conditions to the completion of the proposed transaction and the expected completion of the proposed transaction, the timing and benefits thereof, as well as other statements that are not historical fact. These forward-looking statements are based on currently available information, as well as Talend’s views and assumptions regarding future events as of the time such statements are being made. Such forward looking statements are subject to inherent risks and uncertainties. Accordingly, actual results may differ materially and adversely from those expressed or implied in such forward-looking statements. Such risks and uncertainties include, but are not limited to, the potential failure to satisfy conditions to the completion of the proposed transaction due to the failure to receive a sufficient number of tendered shares in the tender offer; the failure to obtain necessary regulatory or other approvals; the outcome of legal proceedings that may be instituted against Talend and/or others relating to the transaction; the possibility that competing offers will be made, risks associated with acquisitions, such as the risk that transaction may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; as well as those described in cautionary statements contained elsewhere herein and in Talend’s periodic reports filed with the SEC including the statements set forth under “Risk Factors” set forth in Talend’s most recent annual report on Form 10-K, and any subsequent reports on Form 10-Q or form 8-K filed with the SEC, the Tender Offer Statement on Schedule TO (including the offer to purchase, the letter of transmittal and other documents relating to the tender offer) to be filed by Parent, and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by Talend. As a result of these and other risks, the proposed transaction may not be completed on the timeframe expected or at all. These forward-looking statements reflect Talend’s expectations as of the date of this report. The forward-looking statements included in this communication are made only as of the date hereof. Talend assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amendment No. 1 to Deposit Agreement, dated July 28, 2016, by and among the Company, JPMorgan Chase Bank, N.A. and holders of the American depositary receipts.

104	Cover page Interactive Data File (formatted as inline XBRL contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEND S.A.

Date: May 24, 2021

	By:	/s/ Aaron Ross
Aaron Ross
General Counsel